UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 2, 2010

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, MO 63103 (314) 621-3222	43-0559760

1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050

1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On August 2, 2010, Ameren Corporation (“Ameren”) announced the formation of Ameren Transmission Company (“ATX”), a new direct subsidiary dedicated to electric transmission infrastructure investment. ATX intends to build projects initially within Illinois and Missouri, with the potential for expanding to other areas in the future. Ameren Services Company, on behalf of ATX and Ameren’s utility subsidiaries Central Illinois Light Company (“CILCO”), Central Illinois Public Service Company (“CIPS”), Illinois Power Company (“IP”) and Union Electric Company (“UE”), will file a petition with the Federal Energy Regulatory Commission (“FERC”) today requesting approval of certain rate treatments with respect to ATX’s proposed initial portfolio of transmission projects, which consists of a collection of high voltage transmission projects in Missouri and Illinois representing a combined investment opportunity of over $1.3 billion. In particular, the FERC petition requested approval of the following rate mechanisms for the initial portfolio of projects:

•

Full recovery of financing costs associated with construction work in progress and of prudently incurred costs in developing facilities that might later be abandoned due to issues outside the company’s control;

•

Use of a hypothetical capital structure reflecting the capital structure of Ameren’s Illinois utilities (CILCO, CIPS and IP) as of December 31, 2009, which would afford ATX a capital structure that resembles that of a utility company; and

•	Permission for ATX to recover operating and maintenance costs incurred in the early development stages of the projects.

The FERC is expected to rule on this request within 60 days. We cannot predict whether the FERC will grant some or all of the requested rate mechanisms.

ATX expects to operate as a transmission-owning member of the Midwest Independent Transmission System Operator, Inc., a regional transmission organization serving 13 U.S. states and the Canadian province of Manitoba, including the service territories of CIPS, CILCO, IP and UE. CIPS, CILCO, IP and UE expect to construct and own certain new assets and facilities, including those necessary to connect their existing assets and facilities to new transmission projects developed by ATX.

A copy of a press release regarding the formation of ATX is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title
99.1	Press release regarding formation of Ameren Transmission Company, dated August 2, 2010.

Forward-looking Statements

Statements in this report not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions, and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed elsewhere in this report and in our filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:

•	regulatory or legislative actions, including changes in regulatory policies;

•	changes in laws and other governmental actions, including monetary and fiscal policies;

•

the effects of increased competition in the future due to, among other things, deregulation of certain aspects of our business at both the state and federal levels, and the implementation of deregulation, such as occurred when the electric rate freeze and power supply contracts expired in Illinois at the end of 2006;

•	increasing capital expenditure and operating expense requirements;

•	the effects of participation in the Midwest Independent Transmission System Operator, Inc.;

•	the effectiveness of our risk management strategies and the use of financial and derivative instruments;

•	prices for power in the Midwest, including forward prices;

•	business and economic conditions, including their impact on interest rates, bad debt expense, and demand for our products;

•	disruptions of the capital markets or other events that make the Ameren companies’ access to necessary capital, including short-term credit and liquidity, impossible, more difficult or more costly;

•	our assessment of our liquidity;

•	the impact of the adoption of new accounting guidance and the application of appropriate technical accounting rules and guidance;

•	actions of credit rating agencies and the effects of such actions;

•	the impact of weather conditions and other natural phenomena on us and our customers;

•	generation, transmission, and distribution asset construction, installation and performance;

•	impairments of long-lived assets or goodwill;

•	the effects of strategic initiatives, including mergers, acquisitions and divestitures;

•

the impact of current environmental regulations on utilities and power generating companies and the expectation that more stringent requirements, including those related to greenhouse gases and energy efficiency, will be enacted over time, which could limit or terminate the operation of certain of our generating units, increase our costs, result in an impairment of our assets, reduce our customers’ demand for electricity or otherwise have a negative financial effect;

•	labor disputes, workforce reductions, future wage and employee benefits costs, including changes in discount rates and returns on benefit plan assets;

•	the inability of our counterparties and affiliates to meet their obligations with respect to contracts, credit facilities and financial instruments;

•	the cost and availability of transmission capacity for the energy generated by the Ameren companies’ facilities or required to satisfy energy sales made by the Ameren companies;

•	legal and administrative proceedings; and

•	acts of sabotage, war, terrorism or intentionally disruptive acts.

Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.

This combined Form 8-K is being filed separately by Ameren, UE, CIPS, CILCO and IP (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

Date: August 2, 2010

Exhibit Index

Exhibit Number	Title
99.1	Press release regarding formation of Ameren Transmission Company, dated August 2, 2010.